EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER OF GLOBAL ASSET MANAGEMENT GROUP, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of GLOBAL ASSET MANAGEMENT GROUP, INC. for the quarter ended March 31, 2026, the undersigned, John Murray, President of GLOBAL ASSET MANAGEMENT GROUP, INC., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 fairly presents, in all material respects, the financial condition and results of operations of GLOBAL ASSET MANAGEMENT GROUP, INC..

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: May 20, 2026	By:	/s/ John Murray
	Name:	JOHN MURRAY
(Principal Executive Officer)

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF GLOBAL ASSET MANAGEMENT GROUP, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of GLOBAL ASSET MANAGEMENT GROUP, INC. for the quarter ended March 31, 2026, the undersigned, Richard Balles, Principal Financial Officer of GLOBAL ASSET MANAGEMENT GROUP, INC., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 fairly presents, in all material respects, the financial condition and results of operations of GLOBAL ASSET MANAGEMENT GROUP, INC..

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: May 20, 2026	By:	/s/ Richard Balles
	Name:	RICHARD BALLES